SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 18, 2003

Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Item 5.    Other Events.

                Filed as an exhibit hereto is the registrant’s press release, dated February 18, 2003, announcing the registrant’s cost reduction initiatives.

Item 7.                    Financial Statements and Exhibits.

                                (c)  Exhibits.

                                The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release issued on February 18, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	February 20, 2003	By:	/s/ Wilbur G. Stover, Jr.
		Name:	Wilbur G. Stover, Jr.
		Title:	Vice President of Finance and
Chief Financial Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED February 20, 2003

Exhibit	Description

99.1	Press Release issued on February 18, 2003.